UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2024

Desktop Metal, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38835	83-2044042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 3rd Avenue

Burlington, MA 01803

(Address of principal executive offices) (Zip Code)

(978) 224-1244

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

At the Annual Meeting of Stockholders of Desktop Metal, Inc. (the “Company”) held on June 7, 2024 (the “Annual Meeting”), the stockholders of the Company approved a proposal to authorize the Company’s Board of Directors (the “Board”), in its discretion following the Annual Meeting, to amend the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of all of the outstanding shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), at a ratio ranging from any whole number between 1-for-10 and 1-for-15. On June 7, 2024, following the Annual Meeting, the Board approved the Reverse Stock Split at a ratio of 1-for-10 (the “Reverse Stock Split”). On June 10, 2024, the Company filed the certificate of amendment (the “Certificate of Amendment”) to the Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Reverse Stock Split. The Reverse Stock Split became effective in the State of Delaware at 5:00 p.m., Eastern Time, on June 10, 2024.

As a result of the Reverse Stock Split, every 10 shares of the Company’s Class A Common Stock issued or outstanding were automatically reclassified into one new share of Class A Common Stock without any action on the part of the holders. Proportionate adjustments will be made to the per share exercise prices and the number of shares underlying the Company’s outstanding equity awards, to the number of shares issuable under the Company’s equity incentive plans and to the conversion rate of the Company’s outstanding 6.0% Convertible Senior Notes due 2027. The Reverse Stock Split did not affect the number of authorized shares of Class A Common Stock or the par value of the Class A Common Stock.

Trading of the Company’s Class A Common Stock on the NYSE is expected to commence on a split-adjusted basis when the market opens on June 11, 2024, under the existing trading symbol “DM.” The new CUSIP number for the Class A Common Stock following the Reverse Stock Split is 25058X 303.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 7, 2024, the Company the Annual Meeting. Proxies for the meeting were solicited in accordance with the Securities Exchange Act of 1934, as amended. At the Annual Meeting, the stockholders of the Company voted on the following proposals:

I.	To elect the following persons as Class I directors until the Company’s 2027 annual meeting of stockholders. Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	For	Withheld	Broker Non- Votes
Dayna Grayson	73,623,982	27,189,477	124,077,288
Steve Papa	59,797,018	41,016,441	124,077,288
Bilal Zuberi	57,471,062	43,342,397	124,077,288

Based on the foregoing votes, Dayna Grayson, Steve Papa and Bilal Zuberi were elected as directors.

II.	To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the year ending December 31, 2024. The proposal was approved by a vote of stockholders as follows:

For	Against	Abstain	Broker Non- Votes
221,827,056	1,946,413	1,117,278	―

Based on the foregoing votes, the appointment of Deloitte & Touche LLP was ratified.

III.	To approve, on an advisory, non-binding basis, the compensation paid to our named executive officers.

For	Against	Abstain	Broker Non- Votes
84,173,845	14,919,879	1,719,735	124,077,288

Based on the foregoing votes, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

IV.	To approve amendments to the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Class A common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-15, as determined by the Board in its discretion, subject to the Board’s authority to abandon such amendments (the “Reverse Stock Split Proposal”).

For	Against	Abstain	Broker Non- Votes
213,787,353	10,310,190	793,204	―

Based on the foregoing votes, the Reverse Stock Split Proposal was approved.

V.	To approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the reverse stock split.

For	Against	Abstain	Broker Non- Votes
204,465,908	13,788,001	6,636,838	―

As there were sufficient votes to approve the Reverse Stock Split Proposal at the time of the Annual Meeting, the proposal to approve the adjournment of the Annual Meeting was not presented to stockholders.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the expected timing of the reverse stock split, the impact of the reverse stock split on the Company’s share price, and the Company’s ability to meet the minimum per share bid price requirement for continued listing on the NYSE. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “should,” “target,” “will,” “would,” or the negative thereof and similar words and expressions. Forward-looking statements are based on management’s current expectations, beliefs and assumptions and on information currently available to us. Such statements are neither promises nor guarantees, and involve a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, without limitation, the risks referred to under the section “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024, as any such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors page of our website under SEC Filings at ir.desktopmetal.com. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and, except as required by applicable law, we have no obligation to update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Desktop Metal, Inc., dated June 10, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESKTOP METAL, INC.

Date:	June 10, 2024	By:	/s/ Meg Broderick
Meg Broderick
General Counsel and Secretary

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